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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 30, 2002


      CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of October 1, 2002, providing for the issuance of the CHL Mortgage Pass-Through Trust 2002-26, Mortgage
      Pass-Through Certificates, Series 2002-26).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-100418                95-4449516
          --------                   ----------                ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



      4500 Park Granada
     Calabasas, California                           91302
   -------------------------                       ----------
    (Address of Principal                         (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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

Item 5.  Other Events.
         ------------

         On October 30, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-26. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of October 1, 2002, by and among the Company, Seller, Master Servicer and the Trustee.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CWMBS, INC.



                                       By: /s/ Darren Bigby
                                          ---------------------------------
                                          Darren Bigby
                                          Vice President



Dated:  January 27, 2003



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                                 Exhibit Index
                                 -------------



Exhibit                                                                  Page
-------                                                                  ----

99.1.        Pooling and Servicing Agreement,
             dated as of October 1, 2002, by
             and among, the Company, Seller,
             Master Servicer and the Trustee.                              6



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